                                                                   Exhibit 10.26

                        AMENDMENT AND RENEWAL OF LEASE

THIS AMENDMENT AND RENEWAL OF LEASE is made as of the 30th day of April, 1993, by and between Eighth Street Tower Corporation, a Minnesota nonprofit corporation, successor in interest to 80 South Eighth Street Limited Partnership ("Landlord") and Hidden Creek Industries, a New York partnership ("Tenant").

                               R E C I T A L S:
                               - - - - - - - -

          A. Landlord and Tenant entered into a certain Lease of Office Space dated June 14, 1991 as amended by this Amendment and Renewal of Lease (collectively, the "Lease") covering certain Premises on the 45th floor of the IDS Center located at 80 South Eighth Street, Minneapolis, Minnesota.

          B. Landlord and Tenant desire to amend the Lease as of November 1, 1993 upon the terms and conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein and in the Lease contained, it is hereby agreed as follows:

          1. DEFINED TERMS. Each capitalized term used as a defined term in this Amendment and Renewal of Lease but not otherwise defined in this Amendment and Renewal of Lease shall have the same meaning ascribed to such term in the Lease.

          2. Article 1.01(k) of the Lease is amended to read as follows:

             "Premises" means 4,475 rentable square feet, more or less on the 45th floor of the Building as generally indicated on Exhibit A, attached hereto and made a part hereof. It is understood that the Premises shall be comprised of 3,811 rentable square feet of space as defined in Article 1.01(k) of the Lease dated June 14, 1991 plus 664 rentable square feet of additional space for a total of 4,475 rentable square feet.

          3. Article 3.01 of the Lease is amended to read as follows:

             Notwithstanding anything to the contrary contained in the Lease, the Term of this Lease shall commence on August 1, 1991 and shall end on July 31, 1999, unless terminated earlier as provided in this Lease.

          4. The following is added to the end of Article 4.01:

             From and after November 1, 1993, Tenant shall pay the following amounts of Annual Rent to Landlord in Lieu of the amounts set forth in the preceding sentence of this Article 4.01 of the Lease.

             (i) For the period from November 1, 1993 through July 31, 1996, the sum of $40,275.00 in monthly installments of $3,356.25; and

             (ii) For the period from August 1, 1996 through July 31, 1999, the sum of $23,991.72 in monthly installments of $1,999.31;

             Payable monthly at the times and in the manner as set forth in the preceding sentence of this Article 4.01.

          5. CONDITION OF THE ADDITIONAL PREMISES; IMPROVEMENT ALLOWANCE. On November 1, 1993, Landlord shall deliver the Premises to Tenant in substantial conformance with the Work Letter Agreement attached hereto as Exhibit 2.

          6. BROKER. Tenant represents that except for Heitman Minnesota Management, Inc. ("Heitman"), Tenant has not retained, contracted or otherwise dealt with any real estate broker, salesperson or finder in connection with this Amendment and Renewal of Lease, and no such person initiated or participated in the negotiation of this Amendment and Renewal of Lease. Tenant shall indemnify and hold Landlord and Heitman harmless from and against any and all liabilities and claims for commissions and fees arising out of a breach of the foregoing representation.

          7. CONFLICT. If any conflict exists between the terms or provisions of the Lease and the terms or provisions of this Amendment and Renewal of Lease, the terms and provisions of this Amendment and Renewal of Lease shall govern and control.

          8. EFFECT OF AMENDMENT. As amended by the Amendment and Renewal of Lease, the Lease shall remain in full force and effect and is ratified by Landlord and Tenant. This Amendment and Renewal of Lease contains the entire agreement of the parties with respect to the Additional Premises, and all preliminary negotiations with respect thereto are merged into and superseded by this Amendment and Renewal of Lease.

          9. SUBMISSION OF INSTRUMENT. The submission of this Amendment and Renewal of Lease by Landlord to Tenant or its broker or other agent does not constitute an offer to Tenant to lease the Premises. This Amendment and Renewal of Lease shall have no force and effect until it is executed and delivered by Tenant to Landlord and executed by Landlord; provided, however, that upon execution of this Amendment and Renewal of Lease by Tenant and delivery to Landlord, such execution and delivery by Tenant shall, in consideration of the time and expense incurred by Landlord in reviewing the Amendment and Renewal of Lease, Tenant's credit and proposed use of the Premises, constitute an offer by Tenant to lease the Premises upon the terms and conditions set forth herein (which offer to lease shall be irrevocable for twenty (20) business days following the date of delivery).

          10. LANDLORD'S LEASE UNDERTAKING-EXCULPATION FROM PERSONAL LIABILITY; TRANSFER OF LANDLORD'S INTEREST.

          (a) Landlord's Lease Undertakings. Notwithstanding anything to the contrary contained in this Amendment and Renewal of Lease or in any exhibits, Riders or addenda thereto attached (collectively the "Lease Documents"), it is expressly understood and agreed by and between the parties hereto that: (a) the recourse of Tenant or its successors or assigns against Landlord with respect to the alleged breach by or on the part of Landlord of any representation, warranty, covenant, undertaking or agreement contained in any of the Lease Documents (collectively, "Landlord's Lease Undertakings") shall extend only to Landlord's interest in the real estate of which the Premises demised under the Lease Documents are a part ("Landlord's Real Estate") and not to any other assets of Landlord or its officers, directors or shareholders; and (b) except to the extent of Landlord's interest in Landlord's Real Estate, no personal liability or personal responsibility of any sort with respect to any of Landlord's Lease Undertakings or any alleged breach thereof is assumed by, or shall at any time be asserted or enforceable against, Landlord, Heitman Advisory Corporation, Heitman Properties Ltd. or Heitman Minnesota Management Inc., or against any of their respective directors, officers, shareholders, employees, agents, constituent partners, trustees, beneficiaries or representatives.

          (b) Transfer of Landlord's Interest. Landlord and each successor to Landlord shall be fully released from the performance of Landlord's obligations subsequent to their transfer of Landlord's interest in the Building. Landlord shall not be liable for any obligation hereunder after a transfer of its interest in the Building.

          11. Article 26.00 of the Lease is deleted in its entirety.

          12. The date of July 31, 1995 contained in Article 27.01(a) of the Lease is changed to July 1, 1998

          13. ASBESTOS. Tenant acknowledges that it has been expressly disclosed to Tenant by Landlord's Managing Agent that the Building and the Premises contain asbesto-containing materials ("ACM"). The acknowledgement by Tenant of the ACM does not in any manner impose any liability or responsibility on Tenant for removal, treatment or abatement of such ACM or any responsibility whatsoever regarding such ACM; provided, however, that Tenant shall comply with all applicable laws and regulations in connection with any work in the Premises which requires entry into the ceiling.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Renewal of Lease to be duly executed and delivered as of the day and year first written above.



TENANT:                                LANDLORD:

HIDDEN CREEK INDUSTRIES,               EIGHTH STREET TOWER CORPORATION,
a New York partnership                 a Minnesota nonprofit Corporation


By: /s/ Mary L. Johnson                By: /s/ Dwight P. Fawcett
    -----------------------------          -----------------------------

Its:  Mgr, Admin.                      Its:  Vice President
     ----------------------------           -----------------------------

                                                                       EXHIBIT A
                                                                       ---------


                           [FLOOR PLAN 45TH FLOOR]

                                   EXHIBIT 2

                             WORK LETTER AGREEMENT
                             ---------------------

                           [Landlord Performs Work)
                                  [Turn Key]

     This Work Letter Agreement ("Work Letter") is executed simultaneously with that certain Amendment and Renewal of Lease (as used herein, "Lease" is defined in and inclusive of Paragraph A of said Amendment and Renewal of Lease) between HIDDEN CREEK INDUSTRIES, a New York partnership, as "Tenant", and EIGHTH STREET TOWER CORPORATION, a Minnesota nonprofit corporation, as "Landlord", relating to demised premises ("Premises") at the building commonly known as IDS TOWER, Minneapolis, Minnesota (the "Building"), which Premises are more fully identified in the Lease. Capitalized terms used herein, unless otherwise defined in this Work Letter, shall have the respective meanings ascribed to them in the Lease.

          For and in consideration of the agreement to lease the Premises and the mutual covenants contained herein and in the Lease, Landlord and Tenant hereby agree as follows:

          1. Tenant's Initial Plans; the Work. Tenant desires Landlord to perform certain leasehold improvement work in the Premises in substantial accordance with the plan or plans (collectively, the "Initial Plan") prepared by RSP Architects dated April 30, 1993, a copy or copies of which is/are attached hereto as Schedule 1. Such work, as shown in the Initial Plan and as more fully detailed in the Working Drawings (as defined and described in Paragraph 2 below), shall be hereinafter referred to as the "Work". All plans, drawings, specifications and other details describing the Work which have been or are hereafter furnished by or on behalf of Tenant shall be subject to Landlord's approval, which Landlord agrees shall not be unreasonably withheld. Landlord shall not be deemed to have acted unreasonably if it withholds its approval of any plans, specifications, drawings or other details or of any Additional Work (as defined in Paragraph 7 below) because, in Landlord's reasonable opinion, the work, as described in any such item, or the Additional Work, as the case may be:
(a) is likely to adversely affect Building systems, the structure of the Building or the safety of the Building and/or its occupants; (b) might impair Landlord's ability to furnish services to Tenant or other tenants in the Building; (c) would increase the cost of operating the Building; (d) would violate any governmental laws, rules or ordinances (or interpretations thereof);
(e) contains or uses hazardous or toxic materials or substances; (f) would adversely affect the appearance of the Building; (g) might adversely affect another tenant's premises; (h) is prohibited by any ground lease affecting the Building or any mortgage, trust deed or other instrument encumbering the Building; or (i) is likely to be substantially delayed because of unavailability or shortage of labor or materials necessary to perform such work or the difficulties or unusual nature of such work. The foregoing reasons, however, shall not be the only reasons for which Landlord may withhold its approval, whether or not such other reasons are similar or dissimilar to the foregoing. Neither the approval by Landlord of the Work or the Initial Plan or any other plans, drawings, specifications or other items associated with the Work nor Landlord's performance, supervision or monitoring of the Work shall constitute any warranty by Landlord to Tenant of the adequacy of the design for Tenant's intended use of the Premises.


          2. Working Drawings. If necessary for the performance of the Work and not included as part of the Initial Plan attached hereto, Landlord shall prepare or cause to be prepared final working drawings and specifications for the Work (the "Working Drawings") based on and consistent with the Initial Plan and the other plans, drawings, specifications, finish details and other information furnished by Tenant to Landlord and approved by Landlord pursuant to Paragraph 1 above. So long as the Working Drawings are consistent with the Initial Plan, Tenant shall approve the Working Drawings within three (3) days after receipt of same from Landlord by initialing and returning to Landlord each sheet of the Working Drawings or by executing Landlord's approval form then in use, whichever method of approval Landlord may designate.


                                   EXHIBIT 2
                                   ---------
                                     -1-                                05/18/92

          3. Performance of the Work. Landlord, at its expense, shall cause the Work to be performed using building standard materials, quantities and procedures then in use by Landlord ("Building Standards"), except as may be stated or shown otherwise in the Working Drawings.

          4. Authorization to Proceed. Landlord may proceed with the Work at any time after the execution of this Work Letter and the completion of the Working Drawings, if applicable; provided, however, that Landlord, at its option, may request Tenant to execute and deliver to Landlord a separate written authorization (in the form then in use by Landlord) to proceed with the Work, in which event Tenant shall execute and deliver such written authorization within three (3) days after Landlord's request therefor, and, at Landlord's option, no Work shall be commenced until Tenant has executed and delivered to Landlord such authorization.

          5. Substantial Completion. Landlord shall cause the Work to be "substantially completed" on or before the scheduled date of commencement of the term of the Lease as specified in Section 1.05 of the Lease, subject to delays caused by strikes, lockouts, boycotts or other labor problems, casualties, discontinuance of any utility or other service required for performance of the Work, unavailability or shortages of materials or other problems in obtaining materials necessary for performance of the Work or any other matter beyond the control of Landlord (or beyond the control of Landlord's contractors or subcontractors performing the Work) and also subject to "Tenant Delays" (as defined and described in Paragraph 6 of this Work Letter). The Work shall be deemed to be "substantially completed" for all purposes under this Work Letter and the Lease if and when Landlord's architect issues a written certificate to Landlord and Tenant, certifying that the Work has been substantially completed (i.e., completed except for "punchlist" items listed in such architect's certificate) in substantial compliance with the Working Drawings, or when Tenant first takes occupancy of the Premises, whichever first occurs. If the Work is not deemed to be substantially completed on or before the scheduled date of the commencement of the term of the Lease as specified in Section 1.05 of the Lease,
(a) Landlord agrees to use reasonable efforts to complete the Work as soon as practicable thereafter, (b) the Lease shall remain in full force and effect, (c) Landlord shall not be deemed to be in breach or default of the Lease or this Work Letter as a result thereof and Landlord shall have no liability to Tenant as a result of any delay in occupancy (whether for damages, abatement of Rent or otherwise), and (d) except in the event of Tenant Delays, and notwithstanding anything contained in the Lease to the contrary, the Commencement Date of the Lease Term as specified in Section 1.05 of the Lease shall be extended to the date on which the Work is deemed to be substantially completed and the Expiration Date of the Lease Term as specified in Section 1.06 of the Lease shall be extended by an equal number of days. At the request of either Landlord or Tenant in the event of such extensions in the commencement and expiration dates of the term of the Lease, Tenant and Landlord shall execute and deliver an amendment to the Lease reflecting such extensions. Landlord agrees to use reasonable diligence to complete all punchlist work listed in the aforesaid architect's certificate promptly after substantial completion.

          6. Tenant Delays. There shall be no extension of the scheduled commencement or expiration date of the term of the Lease (as otherwise permissibly extended under Paragraph 5 above) if the Work has not been substantially completed on said scheduled commencement date by reason of any delay attributable to Tenant ("Tenant Delays"), including without limitation:

               (i) the failure of Tenant to furnish all or any plans, drawings, specifications, finish details or the other information required under Paragraph 1 above on or before the date stated in Paragraph l;

               (ii) the failure of Tenant to grant approval of the Working Drawings within the time required under Paragraph 2 above;

               (iii) the failure of Tenant to comply with the requirements of Paragraph 4 above;

                                   EXHIBIT 2
                                   ---------
                                     -2-                                05/18/92

               (iv) Tenant's requirements for special work or materials, finishes, or installations other than the Building Standards or Tenant's requirement for special construction staging or phasing;

               (v) the performance of any Additional Work (as defined in Paragraph 7 below) requested by Tenant or the performance of any work in the Premises by any person, firm or corporation employed by or on behalf of Tenant, or any failure to complete or delay in completion of such work; or

              (vi) any other act or omission of Tenant.

          7. Additional Work. Upon Tenant's request and submission by Tenant (at Tenant's sole cost and expense) of the necessary information and/or plans and specifications for work other than the Work described in the Working Drawings ("Additional Work") and the approval by Landlord of such Additional Work, which approval Landlord agrees shall not be unreasonably withheld, Landlord shall perform such Additional Work, at Tenant's sole cost and expense, subject, however, to the following provisions of this Paragraph 7. Prior to commencing any Additional Work requested by Tenant, Landlord shall submit to Tenant a written statement of the cost of such Additional Work, which cost shall include a fee payable to Landlord in the amount of 15% of the total cost of such Additional Work as compensation to Landlord for monitoring the Additional Work and for administration, overhead and field supervision associated with the Additional Work and an additional charge payable to Landlord in the amount of 5% of the total Cost of the Work as compensation for Landlord's general conditions (such fee and additional charge being hereinafter referred to collectively as "Landlord's Additional Compensation"), and, concurrently with such statement of cost, Landlord shall also submit to Tenant a proposed tenant extra order (the "TEO") for the Additional Work in the standard form then in use by Landlord. Tenant shall execute and deliver to Landlord such TEO and shall pay to Landlord the entire cost of the Additional Work, including Landlord's Additional Compensation (as reflected in Landlord's statement of such cost), within five
(5) days after Landlord's submission of such statement and TEO to Tenant. If Tenant fails to execute or deliver such TEO or pay the entire cost of such Additional Work within such 5-day period, then Landlord shall not be obligated to do any of the Additional Work and may proceed to do only the Work, as specified in the Working Drawings.

          8. Tenant Access. Landlord, in Landlord's reasonable discretion and upon request by Tenant, may grant to Tenant a license to have access to the Premises prior to the date designated in the Lease for the commencement of the term of the Lease to allow Tenant to do other work required by Tenant to make the Premises ready for Tenant's use and occupancy (the "Tenant's Pre-Occupancy Work"). It shall be a condition to the grant by Landlord and continued effectiveness of such license that:

             (a) Tenant shall give to Landlord a written request to have such access to the Premises not less than five (5) days prior to the date on which such access will commence, which written request shall contain or shall be accompanied by each of the following items, all in form and substance reasonably acceptable to Landlord: (i) a detailed description of and schedule for Tenant's Pre-Occupancy Work; (ii) the names and addresses of all contractors, subcontractors and material suppliers and all other representatives of Tenant who or which will be entering the Premises on behalf of Tenant to perform Tenant's Pre-Occupancy Work or will be supplying materials for such work, and the approximate number of individuals, itemized by trade, who will be present in the Premises; (iii) copies of all contracts, subcontracts and material purchase orders pertaining to Tenant's Pre-Occupancy Work; (iv) copies of all plans and specifications pertaining to Tenant's Pre-Occupancy Work; (v) copies of all licenses and permits required in connection with the performance of Tenant's Pre-Occupancy Work; (vi) certificates of insurance (in amounts satisfactory to Landlord and with the parties identified in, or required by, the Lease named as additional insureds) and instruments of indemnification against all claims, costs, expenses, damages and liabilities which may arise in connection with Tenant's Pre-Occupancy Work; and (vii) assurances of the ability of Tenant to pay for all of Tenant's Pre-Occupancy Work and/or a letter of credit or other security deemed appropriate by Landlord securing Tenant's lien-free completion of Tenant's Pre-Occupancy Work.

                                   EXHIBIT 2
                                   ---------
                                     -3-                                5/18/92

        (b) Such pre-term access by Tenant and its representatives shall be subject to scheduling by Landlord.

        (c) Tenant's employees, agents, contractors, workmen, mechanics, suppliers and invitees shall work in harmony and not interfere with Landlord or Landlord's agents in performing the Work and any Additional Work in the Premises, Landlord's work in other premises and in common areas of the Building, or the general operation of the Building. If at any time any such person representing Tenant shall cause or threaten to cause such disharmony or interference, including labor disharmony, and Tenant fails to immediately institute and maintain such corrective actions as directed by Landlord, then Landlord may withdraw such license upon twenty-four (24) hours' prior written notice to Tenant.

        (d) Any such entry into and occupancy of the Premises by Tenant or any person or entity working for or on behalf of Tenant shall be deemed to be subject to all of the terms, covenants, conditions and provisions of the Lease, specifically including the provisions of Section X thereof (regarding Tenant's improvements and alterations to the Premises), and excluding only the covenant to pay Rent. Landlord shall not be liable for any injury, loss or damage which may occur to any of Tenant's Pre-Occupancy Work made in or about the Premises or to property placed therein prior to the commencement of the term of the Lease, the same being at Tenant's sole risk and liability. Tenant shall be liable to Landlord for any damage to the Premises or to any portion of the Work or Additional Work caused by Tenant or any of Tenant's employees, agents, contractors, workmen or suppliers. In the event that the performance of Tenant's Pre-Occupancy Work causes extra costs to Landlord or requires the use of elevators during hours other than 6:00 a.m. to 6:00 p.m. on Monday through Friday (excluding holidays) or of other Building services, Tenant shall reimburse Landlord for such extra cost and/or shall pay Landlord for such elevator service or other Building services at Landlord's standard rates then in effect.

          9. LEASE PROVISIONS. The terms and provisions of the Lease, insofar as they are applicable to this Work Letter, are hereby incorporated herein by reference. All amounts payable by Tenant to Landlord hereunder shall be deemed to be additional Rent under the Lease and, upon any default in the payment of same, Landlord shall have all of the rights and remedies provided for in the Lease.

          10. MISCELLANEOUS.

          (a) This Work Letter shall be governed by the laws of the state in which the Premises are located.

          (b) This Work Letter may not be amended except by a written instrument signed by the party or parties to be bound thereby.

          (c) Any person signing this Work Letter on behalf of Tenant warrants and represents he/she has authority to sign and deliver this Work Letter and bind Tenant.

          (d) Notices under this Work Letter shall be given in the same manner as under the Lease.

          (e) The headings set forth herein are for convenience only.

          (f) This Work Letter sets forth the entire agreement of Tenant and Landlord regarding the Work.

          (g) In the event that the final working drawings and specifications are included as part of the Initial Plan attached hereto, or in the event Landlord performs the Work without the necessity of preparing working drawings and specifications, then whenever the term "Working Drawings" is used in this Agreement, such term shall be deemed to refer to the Initial Plan and all supplemental plans and specifications approved by Landlord.

          11. Exculpation of Landlord and Heitman. Notwithstanding anything to the contrary contained in this Work Letter, it is expressly understood and agreed by and between the parties hereto that:

                                   EXHIBIT 2
                                   ---------
                                     -4-                              05/18/92

          (a) The recourse of Tenant or its successors or assigns against Landlord with respect to the alleged breach by or on the part of Landlord of any representation, warranty, covenant, undertaking or agreement contained in this Work Letter or the Lease (collectively, "Landlord's Work Letter Undertakings") shall extend only to Landlord's interest in the real estate, of which the Premises demised under the Lease Documents are a part (hereinafter, "Landlord's Real Estate") and not to any other assets of Landlord or its officers, directors or shareholders; and

          (b) Except to the extent of Landlord's interest in Landlord's Real Estate, no personal liability or personal responsibility of any sort with respect to any of Landlord's Work Letter Undertakings or any alleged breach thereof is assumed by, or shall at any time be asserted or enforceable against, Landlord, Heitman Advisory Corporation, Heitman Properties Ltd., or Heitman Minnesota Management Inc., or against any of their respective directors, officers, shareholders, employees, agents, constituent partners, beneficiaries, trustees or representatives.

          IN WITNESS WHEREOF, this Work Letter Agreement is executed as of the 21st day of September, 1993.

TENANT:                                LANDLORD:
- ------                                 --------
HIDDEN CREEK INDUSTRIES,               EIGHTH STREET TOWER
- ---------------------------------      CORPORATION, a Minnesota nonprofit
a New York partnership                 corporation
- ---------------------------------


By: /s/ Mary L. Johnson                By: /s/ Dwight P. Fawcett
   ------------------------------         ------------------------------------

Title: Mgr., Admin.                    Title: VICE PRESIDENT
      ---------------------------            ---------------------------------


                                   EXHIBIT 2
                                   ---------
                                     -5-                              05/18/92

                                [Floor Plan]


[LOGO RSP]

==============================================================================

PROJECT:     HIDDEN CREEK INDUSTRIES - EXPANSION                   SHEET NO.
             IDS CENTER - 45TH FLOOR                                   A1

DATE         24 JUNE 1993
PROJECT NO.  6187.981.14.1
==============================================================================

                                [Floor Plan]

[LOGO RSP]

==============================================================================

PROJECT:     HIDDEN CREEK INDUSTRIES - EXPANSION                   SHEET NO.
             IDS CENTER - 45TH FLOOR                                   A2

DATE         24 JUNE 1993
PROJECT NO.  6187.981.14.1           MD
==============================================================================

                                [Floor Plan]

[LOGO RSP]

==============================================================================

PROJECT:     HIDDEN CREEK INDUSTRIES - EXPANSION                   SHEET NO.
             IDS CENTER - 45TH FLOOR                                  A3

DATE         24 JUNE 1993
PROJECT NO.  6187.981.01             MD
==============================================================================

                                [Floor Plan]

[LOGO RSP]

==============================================================================

PROJECT:     HIDDEN CREEK INDUSTRIES - EXPANSION                   SHEET NO.
             IDS CENTER - 45TH FLOOR                                   A4

DATE         24 JUNE 1993
PROJECT NO.  6187.981.01             MD
==============================================================================